UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: April 30

Date of reporting period: April 30, 2020

Item 1. Reports to Stockholders.

Canterbury Portfolio Thermostat Fund
Institutional Shares – CAPTX

Annual Report
April 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (844) 838-2121 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (844) 838-2121. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Canterbury Investment Management, LLC
23 East Cedar Street
Zionsville, Indiana 46077
(844) 838-2121

Portfolio Managers’ Letter to Our Shareholders (Unaudited)

April 30, 2020

The Goal of All Investors

Investing is a lifetime endeavor. There are many examples of investors who had successfully grown their portfolios over the decades, only to see years of gains and savings disappear over a relatively short period. They all had the same fatal flaw built into their portfolios. The flaw is that traditional portfolio management cannot protect against the risk that comes from spikes in volatility and sharp declines. Traditional strategic fixed percentage asset allocation, by definition, cannot adapt to deal with extended periods of declining markets. The sad part is that we all know that difficult periods in the markets are inevitable. Making money is only important if you can keep it.

Contrary to conventional wisdom, all long-term investors have the same objective. Investors want to achieve the benefits from geometric compounding of returns. A simple example would be the compounded interest experienced in a bank savings account. Before the decline in interest rates, a bank savings account paid about 5% interest. Over time, the interest would accumulate, increasing the value of the account. As the value got larger, the 5% rate would be paid on a geometrically increasing dollar balance, thereby creating the effect called “compounded interest.”

If compounding returns in a portfolio of liquid financial securities were as easy as compounding interest in a savings account, then portfolio management would be easy. Savings accounts do not fluctuate in value. Therefore, compounding interest is automatic. The primary challenge in compounding returns in a portfolio of securities comes from the fact that securities can drop in value. An investor only makes money when the portfolio establishes a new higher peak in value. The more time that passes between a portfolio’s past highest value, and the next new higher value, the more negative the impact the decline will have on the compounded return.

Adaptive Portfolio Strategy

Adaptive portfolio management was developed because all traded asset classes will experience bear markets or extended periods of declining prices. An “efficiently diversified portfolio” is the one that reduces volatility risk by holding a group of securities that have a low correlation among each other. The fact that the behavior of individual securities change over time means that the correlation among securities will also change. The beginning of a new period of high or increasing volatility will be coupled with an increase in correlations among the securities held. In other words, the portfolio’s holdings will begin to move in the same direction, at the same time, resulting in a loss in the benefit of diversification and an increase in volatility. As a result, the most “efficient portfolio, the one with the highest return versus the least risk taken, is a moving target and will change over time.

An adaptive portfolio aims to adjust its holdings in order to maintain a stable and efficient portfolio through all market environments… bull or bear.

A home thermostat is an example of a system that adapts to changing environments. The thermostat is built to maintain a consistent indoor temperature through variable weather conditions. The process systematically adjusts the amount of hot or cold air produced to maintain a stable indoor temperature. Canterbury uses a process that is based on the same principles as a thermostat. The portfolio thermostat adjusts the portfolio’s holdings to maintain a stable and efficient portfolio through variable market environments. The process is called the Canterbury Portfolio Thermostat.

The Canterbury Portfolio Thermostat Fund (“CAPTX” or “Fund”)

The Fund is an adaptive portfolio management process designed to move in concert with the everchanging market environments. The goal of the Fund is to successfully navigate changing market environments in order to compound returns. The Fund uses a comprehensive system to adjust its holdings, asset allocation, and diversification to match today’s market environment- Bull or Bear.

Market and Portfolio Commentary April 2019 - April 2020

By the end of April 2019, the S&P 500® Index (“S&P 500”) had established a new high. The market had rebounded from a rare trading anomaly that saw a sharp 20% decline, that ended on December 24th, followed by an equally sharp rebound. Many confused this short-term trading anomaly with a bear market.

Trading anomalies are often confused with the beginning of a bear market. They typically occur following a new market high with low volatility. An anomaly seemingly comes out of nowhere. It begins with a sharp, fast decline but ultimately rebounds to establish a new high over a relatively short period of time. While trading anomalies often experience large declines, they differ from a bear market in that they are short-lived. Bear markets have two key characteristics: the extent of the drawdown and the duration. According to a study produced by Charles Schwab, the average bear market lasts about a year and a half from the peak to the final low. The rebound, to get back to breakeven, can take years.

Following the new market high that occurred in April of 2019, the stock market, or in this case, the S&P 500 had transitioned back to a low volatile, bullish market environment. Bullish market environments are characterized by low volatility, and therefore, low risk. As an adaptive portfolio, the Portfolio Thermostat transitioned its holdings to reflect the new market environment.

Throughout the latter part of 2019, the market began to experience a state of “extreme low” volatility. Low volatility is a bullish market characteristic, but sometimes volatility can get abnormally low and the effect would be similar to the squeezing down of a spring. Eventually, the pent-up pressure gets released in the form of an outlier, or series of outlier days (typically days that see a move beyond +/-1.25%). The most common outcome, following these outlier days, would be a return to normal market trading and a resumption of the bull market.

In February 2020, the S&P 500, and many other equity indices, had reached a new high. Volatility was low, nearing extreme low territory. The market was in a position to experience an outlier day that could be triggered by any random news event. The volatility spike that Canterbury had been discussing occurred on February 24th, with a -3.35% outlier day. As news of the coronavirus began to broaden, the market’s volatility began to increase, and increase quickly. By March 6th, just 12 days from the new all-time market high, the S&P 500 was 12% down from its peak, which is defined as a normal market correction. This market correction happened very quickly, and with a high degree of volatility. Canterbury’s measure of the current Market State indicated that most equity indexes were in a Transitional period (one with increasing volatility).

On March 9th, the market’s characteristics shifted dramatically. The S&P 500 fell by -7.6% in a single day. This type of outlier day is almost statistically impossible and had not occurred since the crash in 2008. It is important to note that high volatility, is a sign of inefficient trading and irrational actions among investors. There is no way to know which short-term direction the market will move, but only that the move will likely be bigger than normal. March 10th saw a 5% up day, followed by a -10% day just two days later.

Following March the 9th, most equity indexes had entered a state of emotional panic. Beginning from the new high on February 19th, to the market’s eventual low on March 23rd, the S&P 500 experienced 19 outlier days, ranging anywhere from -12% to +9.5%. Someone had seemingly pulled a latch, allowing markets to drop through a trap door at record pace. From the market’s peak to trough, the S&P 500 fell by -34%, while the Russell 2000 fell -41%.

Managing a volatile market, and ultimately getting the portfolio back to a new high, requires a disciplined approach. The first stage of the process is not to get whipsawed, or in other words, having more exposure to the markets on the declines than it has on the inevitable kickback rally. During the S&P 500’s -34% drawdown in 22 days, the market was being driven by the actions of emotional investors who were acting in a herd-like mentality. Markets were experiencing the madness of crowds and creating “fake pricing.” The reality is that the markets had no idea of exactly where they should be priced. Sharp declines are like the stretching of a rubber band: the further and faster the drawdown is stretched, the more likely it is to snap back just as quickly. In other words, sharp declines are followed by equally sharp rebounds. The fatal mistake would be to reduce exposure following a volatile leg down in the market.

The Fund held off on making major changes in holdings during the highly emotional sell-off. The expected, equally emotional rally began after March 23rd. In a period of 18 days, the S&P 500 rallied 28% off its lows, recapturing half of what was lost in the initial drawdown. Once about 50% of the decline had been regained, transactions to begin the portfolio stabilization process began. The Fund made necessary adjustments to adapt to the volatile market environment. These adjustments included adding defensive positions like inverse ETFs, which move counter to the market. The Fund maintained equity exposure in stronger risk-adjusted asset classes, while holding inverse positions the on weaker asset classes.

After the S&P 500 retraced at least 50% of its initial decline, the goal was then to create a stable, efficient portfolio that matched the new, less rational, market environment. By the end of April 2020, the equity markets remained highly volatile, after falling -34% in 22 days, and rallying back 31% in 26 days. The expectation is that markets have entered into a new phase and will continue to remain volatile.

The Benefit of Diversification

As part of the process for adapting to dynamic market environments, Canterbury uses a metric called the Benefit of Diversification. The Benefit of Diversification is a diversification metric used to measure correlation amongst portfolio holdings. In a normal, efficient market, the desired Benefit of Diversification will range from about 25-40%. When volatility becomes irrational, and the market becomes emotional, it is ideal to increase a portfolio’s Benefit of Diversification to about 50% to 80% in order to maintain a consistent level of portfolio volatility.

When the market was in an emotional, panic driven decline, the Fund maintained about the same Benefit of Diversification as it had in the previous bull market environment, which was decreasing as holdings became increasingly correlated. Once the rally began, the Fund could then participate in the move up, but also begin staging in more defensive holdings that increased the portfolio’s Benefit of Diversification as the market’s rally became overdone.

Here some examples of the Fund’s Benefit of Diversification (B. of D.) at various points during the initial drawdown:

●	February 19th, 2020 (Bullish Market State, S&P 500 at all-time high): B. of D. 36%

●	March 6th, 2020 (Transitional Market State, S&P 500 is -12% off its peak): B. of D. 17%

●	March 16th, 2020 (Bearish Market State, highly emotional): B. of D. 11%

●	March 23rd, 2020 (Market’s low point in recent drawdown): B. of D. 23%

The Fund made some minor adjustments to its positioning during the market’s freefall from a new high, but as the listed points show, the Fund did not dramatically reduce the volatility in the portfolio by purchasing low or negatively correlated securities, like inverse funds, to increase its Benefit of Diversification. If the Fund would have increased the Benefit of Diversification, it would have had less participation on the following rebound that what it had during the initial decline. Such an outcome would be considered a major mistake in portfolio management.

Here are a few examples of the Fund’s Benefit of Diversification (B. of D.) at various points during the market’s kickback rally that began March 24th, 2020:

●	March 26th, 2020 (S&P 500 recaptures 30% of the overall peak to trough decline): B. of D. 40%

●	April 8th, 2020 (S&P 500 recaptures 40% of the overall peak to trough decline): B. of D. 52%

●	April 14th, 2020 (S&P 500 recaptures 40% of the overall peak to trough decline): B. of D. 60%

●	April 29th, 2020 (&P 500 recaptures 60% of the overall peak to trough decline): B. of D. 75%

As the market rebounded over 30% just as fast as it had dropped -30%, the Fund made incremental adjustments in asset allocation to adapt to the volatile market environment at various retracement levels. The goal is that regardless of where the volatile market moves, the Fund will remain relatively stable.

New Technologies and Innovative Product Creation Requires New Methods

As technologies improve and the creation of new tools evolve, such as ETFs, we must be willing to take a hard look at many of our long held traditional beliefs and theories. With the identification of false assumptions; inefficiencies; and flaws, portfolio management methods must evolve to address them, as well as the changing landscape in which they operate.

Adaptive portfolio management strives to take advantage of the liquidity in financial securities and to use it to systematically adjust its allocations and diversification. The purpose of a rules based adaptive portfolio strategy is to match and move in concert with the dynamic market environments.

Adaptive portfolio management requires daily (short-term) monitoring. Buy and sell decisions and actions should occur, real-time, by reacting to a change in the market environment. Markets are dynamic; therefore, a successful adaptive portfolio must have a dynamic process that is capable of managing the primary advantage of owning securities… the liquidity. If we do not use the liquidity to our advantage, then it will work to our disadvantage.

Canterbury’s adaptive portfolio management process is a comprehensive evidence-based system, which addresses the weaknesses of the traditional models and also meets the challenges of the new paradigms and strives to take advantage of them.

The goal is to adapt and maintain an efficient, low risk portfolio through variable market environments. In the past, bullish market environments were required to produce profitable portfolios. Today, it is possible to produce the benefits of compounded returns through any market environment – bull or bear.

A successful investment strategy for the 21st century requires a clear understanding of the environment. You must re-examine all of your preconceived notions, abandon the useless, and be willing to incorporate the many useful new advances into your strategy. As the financial enlightenment in portfolio management progresses, traditional asset managers will be forced to adapt, or get out of the way. Innovation will happen when we allow our imagination to re-examine everything we thought we knew for sure.

Thomas L. Hardin, CMT
Chief Investment Officer

Investment Results (Unaudited)

Average Annual Total Returns(a) as of April 30, 2020

	One Year	Since Inception (8/2/16)
Canterbury Portfolio Thermostat Fund, Institutional Shares	-8.69%	1.15%
MSCI World Index (b)	-3.46%	7.68%

Expense Ratios(c) Institutional Shares
Gross	1.97%
With Applicable Waivers	1.74%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Canterbury Portfolio Thermostat Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (844) 838-2121.

(a)

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods and exclude the redemption fee. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)

The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The expense ratios are from the Fund’s prospectus dated August 28, 2019. Canterbury Investment Management, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 1.30% of the average daily net assets of the Fund’s Institutional Shares through August 31, 2020 (the “Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the

Investment Results (Unaudited) (continued)

Adviser is only premitted to recoup fees or expenses within 36 months from the date the fee waiver or expense imbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the expense limitation agreement in place when the waiver/reimbursement occurred. This Expense Limitation agreement may be terminated by the Board of Trustees at any time. Additional information pertaining to the Fund’s expense ratios as of April 30, 2020, can be found in the financial highlights.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Investment Results (Unaudited) (continued)

The chart above assumes an initial investment of $10,000 made on August 2, 2016 (commencement of operations) and held through April 30, 2020. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (844) 838-2121. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Portfolio Illustration (Unaudited)

April 30, 2020

The following chart gives a visual breakdown of the Fund’s holdings as a percentage of net assets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q, or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT, within sixty days after the end of the period. The Fund’s portfolio holdings are available on the SEC’s website at http://www.sec.gov.

Canterbury Portfolio Thermostat Fund
Schedule of Investments

April 30, 2020

	Shares	Fair Value
EXCHANGE-TRADED FUNDS — 95.78%
Consumer Discretionary Select Sector SPDR Fund (The)	17,540	$2,045,164
Consumer Staples Select Sector SPDR Fund (The)	25,485	1,484,756
Health Care Select Sector SPDR Fund (The)	19,875	1,982,134
Invesco QQQ Trust, Series 1	9,085	1,988,797
iShares U.S. Medical Devices ETF	5,115	1,316,754
ProShares Short MidCap400	48,045	2,109,176
ProShares Short MSCI EAFE	68,860	1,913,619
ProShares Short Real Estate	119,550	1,634,249
ProShares Short Russell2000	60,235	2,476,261
SPDR® S&P 500® ETF Trust	6,300	1,830,024
SPDR® S&P® China ETF	16,850	1,613,556
SPDR® S&P® Pharmaceuticals ETF	44,570	1,870,603
Technology Select Sector SPDR Fund (The)	21,530	1,968,057
Utilities Select Sector SPDR Fund (The)	33,510	1,918,783
Total Exchange-Traded Funds (Cost $26,216,928)		26,151,933

MONEY MARKET FUNDS — 4.22%
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Class, 0.15%(a)	1,152,005	1,152,005
Total Money Market Funds (Cost $1,152,005)		1,152,005

Total Investments — 100.00% (Cost $27,368,933)		27,303,938
Liabilities in Excess of Other Assets — (0.00)%(b)		(616)
NET ASSETS — 100.00%		$27,303,322

(a)	Rate disclosed is the seven day effective yield as of April 30, 2020.
(b)	Less than 0.05%.

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

10	See accompanying notes which are an integral part of these financial statements.

Canterbury Portfolio Thermostat Fund
Statement of Assets and Liabilities

April 30, 2020

Assets
Investments in securities at fair value (cost $27,368,933)	$27,303,938
Receivable for fund shares sold	29,005
Dividends receivable	214
Prepaid expenses	16,951
Total Assets	27,350,108
Liabilities
Payable for fund shares redeemed	112
Payable to Adviser	12,907
Payable to Administrator	6,958
Payable to trustees	702
Payable to auditors	21,100
Other accrued expenses	5,007
Total Liabilities	46,786
Net Assets	$27,303,322
Net Assets consist of:
Paid-in capital	29,376,330
Accumulated deficit	(2,073,008)
Net Assets	$27,303,322
Institutional Shares
Shares outstanding (unlimited number of shares authorized, no par value)	2,724,410
Net asset value, offering and redemption price per share(a)	$10.02

(a)	Subject to certain exceptions, a 2.00% redemption fee is imposed upon shares redeemed within 90 calendar days of their purchase.

See accompanying notes which are an integral part of these financial statements.	11

Canterbury Portfolio Thermostat Fund
Statement of Operations

For the year ended April 30, 2020

Investment Income
Dividend income	$535,543
Total investment income	535,543
Expenses
Adviser	266,399
Administration	30,000
Registration	28,450
Fund accounting	27,500
Legal	21,958
Transfer agent	20,000
Audit and tax preparation	18,350
Trustee	14,464
Printing	12,307
Compliance services	6,000
Custodian	4,583
Insurance	3,102
Pricing	466
Miscellaneous	21,544
Total expenses	475,123
Fees contractually waived by Adviser	(91,137)
Net operating expenses	383,986
Net investment income	151,557
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(1,616,138)
Net change in unrealized appreciation (depreciation) of investment securities	(1,402,039)
Net realized and change in unrealized loss on investments	(3,018,177)
Net decrease in net assets resulting from operations	$(2,866,620)

12	See accompanying notes which are an integral part of these financial statements.

Canterbury Portfolio Thermostat Fund
Statements of Changes in Net Assets

	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$151,557	$84,647
Net realized loss on investment securities transactions	(1,616,138)	(92,066)
Net change in unrealized appreciation (depreciation) of investment securities	(1,402,039)	164,762
Net increase (decrease) in net assets resulting from operations	(2,866,620)	157,343
Distributions to Shareholders - Institutional Shares
From earnings	(343,660)	(416,525)
From return of capital	(33,986)	—
Total Distributions to Shareholders	(377,646)	(416,525)
Capital Transactions - Institutional Shares
Proceeds from shares sold	15,546,221	19,683,627
Reinvestment of distributions	377,646	416,522
Amount paid for shares redeemed	(14,549,470)	(25,780,799)
Proceeds from redemption fees(a)	20,265	41,571
Total Capital Transactions - Institutional Shares	1,394,662	(5,639,079)
Total Decrease in Net Assets	(1,849,604)	(5,898,261)
Net Assets
Beginning of year	$29,152,926	$35,051,187
End of year	$27,303,322	$29,152,926
Share Transactions - Institutional Shares
Shares sold	1,389,575	1,765,963
Shares issued in reinvestment of distributions	33,573	40,613
Shares redeemed	(1,323,619)	(2,324,067)
Total Share Transactions - Institutional Shares	99,529	(517,491)

(a)	Subject to certain exceptions, a 2.00% redemption fee is imposed upon shares redeemed within 90 calendar days of their purchase.

See accompanying notes which are an integral part of these financial statements.	13

Canterbury Portfolio Thermostat Fund - Institutional Shares
Financial Highlights

(For a share outstanding during each period)

	For the Year Ended April 30, 2020	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Period Ended April 30, 2017(a)
Selected Per Share Data
Net asset value, beginning of period	$11.11	$11.15	$10.54	$10.00

Income from investment operations:
Net investment income	0.05	0.03	0.06	0.04
Net realized and unrealized gain (loss) on investments	(1.01)	0.06	0.65	0.54
Total from investment operations	(0.96)	0.09	0.71	0.58

Less distributions to shareholders from:
Net investment income	(0.05)	(0.03)	(0.07)	(0.04)
Net realized gains	(0.08)	(0.12)	(0.04)	—
Return of capital	(0.01)	—	—	—
Total from distributions	(0.14)	(0.15)	(0.11)	(0.04)

Paid-in capital from redemption fees	0.01	0.02	0.01	—

Net asset value, end of period	$10.02	$11.11	$11.15	$10.54

Total Return(b)	(8.69)%	1.07%	6.85%	5.86	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$27,303	$29,153	$35,051	$14,784
Ratio of expenses to average net assets before expense waiver	1.61%	1.53%	1.73%	2.98	%(d)
Ratio of expenses to average net assets after expense waiver	1.30%	1.30%	1.30%	1.30	%(d)
Ratio of net investment income to average net assets after expense waiver	0.51%	0.25%	0.54%	0.63	%(d)
Portfolio turnover rate	206%	185%	116%	92	%(c)

(a)	For the period August 2, 2016 (commencement of operations) to April 30, 2017.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions. Excludes redemption fees.
(c)	Not annualized.
(d)	Annualized.

14	See accompanying notes which are an integral part of these financial statements.

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements

April 30, 2020

NOTE 1. ORGANIZATION

The Canterbury Portfolio Thermostat Fund (the “Fund”) was organized as a diversified series of Capitol Series Trust (the “Trust”) on December 17, 2015. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Canterbury Investment Management, LLC (the “Adviser”). The investment objective of the Fund is to seek long-term risk-adjusted growth. The Fund attempts to achieve its investment objective utilizing broadly diversified liquid securities traded on major exchanges, primarily exchange-traded funds (“ETFs”). The Fund’s portfolio is structured primarily as a “fund of funds.” The Fund will invest in any debt, equity, and alternative security deemed appropriate and necessary to improve the portfolio’s composition, exposure to which is obtained through the use of ETFs.

The Fund currently offers one class of shares, Institutional Shares. The Fund’s Investor Shares have been approved by the Board, but are not yet available for purchase and are not being offered at this time. The Fund’s Institutional Shares commenced operations on August 2, 2016. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board. Both share classes impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements (continued)

April 30, 2020

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions - The Fund intends to distribute substantially all of their net investment income, if any, at least quarterly. The Fund intends to distribute their net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements (continued)

April 30, 2020

of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements (continued)

April 30, 2020

In computing the NAV of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities.

In the event that market quotations are not readily available, the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based on recommendations from a pricing committee comprised of certain officers of the Trust, certain employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements (continued)

April 30, 2020

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$26,151,933	$—	$—	$26,151,933
Money Market Funds	1,152,005	—	—	1,152,005
Total	$27,303,938	$—	$—	$27,303,938

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.90% of the Fund’s average daily net assets. For the fiscal year ended April 30, 2020, the Adviser earned fees of $266,399 from the Fund before the waiver/reimbursement described below. At April 30, 2020, the Fund owed the Adviser $12,907.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) and expenses) do not exceed 1.30% of the Fund’s Institutional Shares average daily net assets through August 31, 2020 (“Expense Limitation”). During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the expense limitation agreement in place when the waiver/reimbursement occurred. This expense cap agreement may be terminated by the Board at any time. The amount subject to repayment by the Fund, pursuant to the aforementioned conditions, are as follows:

Recoverable through
April 30, 2021	$104,040
April 30, 2022	79,620
April 30, 2023	91,137

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements (continued)

April 30, 2020

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, accounting, transfer agent and compliance services, including all regulatory reporting. For the fiscal year ended April 30, 2020, the Administrator earned fees of $30,000 for administration services, $27,500 for fund accounting services, $6,000 for compliance services and $20,000 for transfer agent services. At April 30, 2020, the Fund owed the Administrator $6,958 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (“1940 Act”), as amended, has received an annual retainer of $500 per Fund and $500 per Fund for each quarterly in-person Board meeting. Effective January 1, 2020, the annual retainer increased to $1,000 per Fund. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended April 30, 2020, purchases and sales of investment securities, other than short-term investments, were $59,395,388 and $57,152,706, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended April 30, 2020.

NOTE 6. FEDERAL TAX INFORMATION

At April 30, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$1,529,932
Gross unrealized depreciation	(1,594,927)
Net unrealized appreciation/(depreciation) on investments	$(64,995)
Tax cost of investments	$27,368,933

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements (continued)

April 30, 2020

The tax character of distributions paid for the fiscal years ended April 30, 2020 and April 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$134,331	$67,401
Long-term capital gains	209,329	349,124
Return of capital	33,986	—
Total distributions paid	$377,646	$416,525

At April 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(2,008,013)
Unrealized depreciation on investments	(64,995)
Total accumulated deficit	$(2,073,008)

Certain qualified losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended April 30, 2020, the Fund deferred post October qualified losses in the amount of $2,008,013.

NOTE 7. INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund may invest a significant portion of its assets in shares of one or more investment companies, including ETFs, open-end mutual funds and money market mutual funds. The Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies. As of April 30, 2020, the Fund had 95.78% of the value of its net assets invested in ETFs. The financial statements of these ETFs can be found at www.sec.gov.

NOTE 8. COMMITMENTS AND CONTIGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Canterbury Portfolio Thermostat Fund
Notes to the Financial Statements (continued)

April 30, 2020

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of
Trustees of Canterbury Portfolio Thermostat Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Canterbury Portfolio Thermostat Fund (the “Fund”) (one of the funds constituting Capitol Series Trust (the “Trust”)), including the schedule of investments, as of April 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each three years in the period then ended and the period from August 2, 2016 (commencement of operations) through April 30, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Capitol Series Trust) at April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each three years in the period then ended and the period from August 2, 2016 (commencement of operations) through April 30, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

Cincinnati, Ohio
June 24, 2020

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2019 through April 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning Account Value November 1, 2019	Ending Account Value, April 30, 2020	Expenses Paid During Period(a)	Annualized Expense Ratio
Canterbury Portfolio Thermostat Fund
Institutional Shares	Actual	$1,000.00	$ 886.40	$6.10	1.30%

	Hypothetical(b)	$1,000.00	$ 1,018.40	$6.52	1.30%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b)	Hypothetical Assumes a 5% return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2020 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

For the year ended April 30, 2020, the Fund designated $209,329 as long-term capital gain distributions.

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78, death, resignation or removal. Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 17 series.

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Robert G. Dorsey* Age: 63 TRUSTEE Began Serving: March 2017

Principal Occupation(s): Vice Chairman of Ultimus Fund Solutions, LLC and its subsidiaries, except as otherwise noted for the FINRA-regulated broker-dealer entities (February 2019 to present); Interested Trustee of Ultimus Managers Trust (February 2012 to present).

Previous Position(s): Managing Director and Co-Chief Executive Officer of Ultimus Fund Solutions, LLC (1999 to February 2019); President of Ultimus Fund Distributors, LLC (1999 to 2018); President of Ultimus Managers Trust (February 2012 to October 2013).

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Davis Age: 68 TRUSTEE Began Serving: July 2018

Principal Occupations(s): Consultant (government services) since May 2011.

Previous Position(s): Retired Partner of PricewaterhouseCoopers LLP (1974-2010); Consultant, Board of Trustees of Ultimus Managers Trust (2016 to 2019) and Former Trustee of Ultimus Managers Trust (2012 to 2016).

Walter B. Grimm Age: 75 TRUSTEE AND CHAIR Began Serving: November 2013

Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present).

Previous Position(s): Chief Financial Officer, East West Private, LLC (consulting firm) (2009 to 2013).

Lori Kaiser Age: 57 TRUSTEE Began Serving: July 2018	Principal Occupations(s): Founder and CEO, Kaiser Consulting since 1992.

Trustees and Officers (Unaudited) (continued)

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Janet Smith Meeks Age: 65 TRUSTEE Began Serving: July 2018

Principal Occupations(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary M. Morrow Age: 62 TRUSTEE Began Serving: November 2013

Principal Occupations(s): Chief Operating Officer, Dignity Health Managed Services Organization (October 2018 to present).

Previous Position(s): Consultant (managed care services) (April 2018 to September 2018); Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (November 2016 to April 2018); Vice President, Strategic Initiatives, Gateway Heath (January 2015 to November 2016); Consulting Practice Manager, DST Health Solutions (August 2010 to January 2015).

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Age: 44 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President, Valued Advisers Trust (December 2011 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015).

Zachary P. Richmond Age: 40 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present); Treasurer and Chief Financial Officer of Unified Series Trust (November 2014 to present); Treasurer and Chief Financial Officer of Commonwealth International Series Trust (September 2015 to present); Treasurer of Oak Associates Funds (April 2019 to present); Treasurer of Centaur Mutual Funds Trust (April 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015).

Trustees and Officers (Unaudited) (continued)

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Martin R. Dean Age: 56 CHIEF COMPLIANCE OFFICER Began Serving: May 2019

Principal Occupation(s): Vice President, Director of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to present); Chief Compliance Officer, First Western Funds Trust (since April 2016); Chief Compliance Officer, Cross Shore Discovery Fund (since June 2016); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (since November 2016); Chief Compliance Officer, Peachtree Alternative Strategies Fund (since January 2017); Chief Compliance Officer, Dupree Mutual Funds (since August 2017); Interim Chief Compliance Officer, Valued Advisers Trust (since May 2019); and Chief Compliance Officer, Fenimore Asset Management Trust (since May 2019).

Previous Position(s): Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (July 2013 to December 2015).

Matthew J. Beck Age: 31 SECRETARY Began Serving: September 2018

Principal Occupation(s): Senior Attorney, Ultimus Fund Solutions, LLC (May 2018 to present).

Previous Position(s): Chief Compliance Officer, OBP Capital, LLC (May 2015 to May 2018); Secretary, Aspiration Funds (March 2015 to May 2018); Secretary, Starboard Investment Trust (September 2014 to May 2018); Secretary, Leeward Investment Trust (September 2014 to May 2018); Secretary, Hillman Capital Management Investment Trust (September 2014 to May 2018); Secretary, Spinnaker ETF Series (September 2014 to May 2018); Vice President and General Counsel, The Nottingham Company (July 2014 to May 2018).

Other Information

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (844) 838-2121 to request a copy of the SAI or to make shareholder inquiries.

Approval of Investment Advisory Agreement (Unaudited)

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (“Trust”) held on December 11 and 12, 2019, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the renewal of the Investment Advisory Agreement (“Investment Advisory Agreement”) for an additional one-year period between the Trust and Canterbury Investment Management, LLC (“Canterbury”) with respect to the Canterbury Portfolio Thermostat Fund (the “Canterbury Fund” or the “Fund”), a series of the Trust.

Prior to the meeting, the Trustees received and considered information from Canterbury and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed renewal of the Investment Advisory Agreement between the Trust and Canterbury, including, but not limited to: Canterbury’s responses to counsel’s due diligence letter requesting information relevant to the approval of the Investment Advisory Agreement, which included responses to counsel’s supplemental requests; the Expense Limitation Agreement currently in effect between Canterbury and the Canterbury Fund whereby Canterbury contractually committee to reduce its management fees and, if necessary, reimburse the Canterbury Fund’s operating expenses through August 31, 2020, as specified in the Expense Limitation Agreement; and Morningstar peer group comparative expense and performance data (collectively, the “Support Materials”). The Trustees noted the completeness of the Support Materials that Canterbury provided, and reviewed such Support Materials at various times with Canterbury, Trust management, and counsel to the Independent Trustees. The Trustees also noted the discussions that had taken place with representatives of Canterbury, and considered additional information that Canterbury had provided regarding its services to the Canterbury Fund, including but not limited to: information regarding Canterbury’s investment philosophy and investment strategy; Canterbury’s development of innovations in investor tools; the firm’s investment in internal resources to support and promote the Canterbury Fund; the firm’s compliance culture; compensation of portfolio managers; trading practices; liability insurance; Canterbury’s financial statements; Fund expenses that Canterbury subsidizes; Canterbury’s profitability with respect to the Canterbury Fund; Canterbury’s marketing and distribution plans for the Fund; and other benefits that Canterbury derives from its relationship with the Fund. This information, together with information provided to and reviewed by the Board concerning Canterbury and the Canterbury Fund since the Fund’s inception, formed the primary, but not exclusive, basis for the Board’s determinations.

Before voting to approve the renewal of the Investment Advisory Agreement, the Trustees reviewed the terms of Investment Advisory Agreement, as well as the Support Materials with Trust management and with counsel to the Independent Trustees. The Trustees also received, reviewed and discussed a memorandum from such counsel delineating each Trustee’s duty of care and duty of loyalty

Approval of Investment Advisory Agreement (Unaudited) (continued)

obligations and application of the fiduciary duty standards of Section 36(b) of the 1940 Act, all of which govern their consideration of the renewal of the Investment Advisory Agreement. In addition, the memorandum described the various factors that the U.S. Securities and Exchange Commission (“SEC”) and U.S. Courts over the years have suggested are appropriate for trustee consideration in the advisory agreement approval and renewal process, including the factors outlined in Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983).

In determining whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered all factors they believed relevant with respect to the Canterbury Fund, including the following: (1) the nature, extent, and quality of the services to be provided by Canterbury; (2) the cost of the services to be provided and the profits to be realized by Canterbury from services rendered to the Trust and the Fund; (3) comparative fee and expense data for the Canterbury Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale would be realized as the Canterbury Fund grows and whether the proposed advisory fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to Canterbury resulting from services to be rendered to the Canterbury Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

After having received and reviewed the Support Materials, as well as investment performance, compliance, operating, and distribution reports of the Canterbury Fund on a quarterly basis since the Fund’s inception, and having noted Canterbury’s presentation and the additional discussions with representatives of Canterbury that had occurred at various times, the Trustees determined that they had all of the information they deemed reasonably necessary to make an informed decision concerning the approval of the renewal of the Investment Advisory Agreement. The Trustees discussed the facts and factors relevant to the approval of the Investment Advisory Agreement, which incorporated and reflected their knowledge of Canterbury’s services provided to the Canterbury Fund. Based upon the Support Materials, Canterbury’s presentation and discussions with representatives of Canterbury, and performance, compliance, fee and expense and distribution information received on a quarterly basis since the Fund’s inception, the Board concluded that the overall arrangements between the Trust and Canterbury as set forth in the Investment Advisory Agreement are fair and reasonable in light of the services that Canterbury performs, the investment advisory fees that the Canterbury Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Canterbury provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Canterbury Fund’s assets consistent with the Fund’s

Approval of Investment Advisory Agreement (Unaudited) (continued)

investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Canterbury effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Canterbury Fund; and (6) performing compliance services on behalf of the Canterbury Fund. The Trustees noted that there were no changes to the services that Canterbury provides to the Canterbury Fund under the terms of the Investment Advisory Agreement. The Trustees considered Canterbury’s capitalization and its assets under management. The Trustees further considered the investment philosophy and investment industry experience of the portfolio managers, and noted the proprietary software and research algorithm developed by Canterbury and utilized to manage the Fund’s portfolio in accordance with its investment strategy. The Trustees also noted the Canterbury Fund’s performance compared to its benchmark index, the MSCI World Index, including the fact that the Fund had underperformed its benchmark index for the one-month, one- and three-year, year to date, and since inception periods, but had outperformed its benchmark for the three- and six-month periods ended September 30, 2019. The Trustees also considered the Canterbury Fund’s performance compared to the 70 – 85% Equity Allocation Morningstar peer group category and the Adviser’s custom peer group. The Trustees took note of the fact that the Morningstar peer group comparison was filtered by total net assets so that the Canterbury Fund was compared to other similarly sized funds, and discussed the appropriateness of this comparison. The Trustees noted that the Canterbury Fund underperformed the average and median of the 70 – 85% Equity Allocation Morningstar peer group category for the one- and three-year periods ended September 30, 2019. With respect to the Adviser’s custom peer group, the Trustees discussed with Canterbury the criteria that it had utilized to select the funds that comprised the custom peer group. They noted that the Canterbury Fund outperformed the average and median of this peer group for the one- and three-year periods ended September 30, 2019. The Board further noted its extensive discussions with representatives of Canterbury regarding management of the Canterbury Fund’s adaptive portfolio strategy and its focus on portfolio efficiency, the performance of the Canterbury Fund and the appropriateness of comparing the performance of the Fund to any particular index, and the Fund’s demonstrated success in limiting drawdowns in normal bull market corrections. Based upon the foregoing, the Trustees concluded that they are satisfied with the nature, extent and quality of services that Canterbury provides to the Canterbury Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Canterbury Fund pays to Canterbury under the Investment Advisory Agreement, as well as Canterbury’s profitability from the services that it renders to the Fund, noting the said services were slightly unprofitable during the last fiscal year and were projected to be slightly unprofitable in the current fiscal year. The Trustees noted that, while a Rule 12b-1 Distribution Plan had been approved on behalf of the Investor Shares of the Canterbury Fund, Investor Shares were not currently offered for

Approval of Investment Advisory Agreement (Unaudited) (continued)

purchase. The Trustees considered that Canterbury has contractually agreed to reduce its management fees and, if necessary, reimburse the Canterbury Fund for operating expenses pursuant to an Expense Limitation Agreement through August 31, 2020, as specified in the Fund’s prospectus. The Trustees noted that Canterbury is receiving net advisory fees, but is continuing to waive fees to meet the Fund’s expense ratio cap and is not yet realizing its full advisory fee.

Comparative Fee and Expense Data. The Trustees noted that the Canterbury Fund’s management fee was higher than the average and median gross management fee reported for both the 70 – 85% Equity Allocation Morningstar peer group category and the Adviser’s custom peer group. The Trustees then noted that the Canterbury Fund’s gross and net total expense ratios (reflected with and without the effect of fee waivers and expense reimbursements) were above the median and average gross and net total expense ratios reported for the same Morningstar peer group category and the Adviser’s custom peer group. They further considered the fees paid by Canterbury’s separately managed accounts and sub-advisory relationships to other accounts with similar investment objectives and strategies to that of the Canterbury Fund, noting the differences in the services provided to these accounts compared to the services provided to the Canterbury Fund. In particular, they noted that Canterbury has additional responsibilities with respect to the Canterbury Fund, including compliance, reporting and operational responsibilities. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, or from one investment product to another, the Trustees concluded that Canterbury’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Canterbury Fund may benefit from any economies of scale, but did not find that any material economies exist at this time. The Trustees also noted Canterbury’s view that that due to the Canterbury Fund’s low net asset total and Canterbury’s current unprofitability with respect to the Fund, fee breakpoints are not necessary or appropriate at this time.

Other Benefits. The Trustees noted that Canterbury does not utilize soft dollar arrangements with respect to portfolio transactions and does not use affiliated brokers to execute the Canterbury Fund’s portfolio transactions. The Trustees noted that Canterbury had confirmed that there were no economic or other benefits to the Adviser associated with the selection or use of any particular exchange-traded fund (“ETF”) providers for the Fund’s portfolio. The Trustees concluded that all things considered, Canterbury does not receive material additional financial benefits from services rendered to the Canterbury Fund.

Other Considerations. The Trustees also considered potential conflicts for Canterbury with respect to relationships forged with ETF providers. The Trustees noted that both they and counsel have discussed with representatives of Canterbury their duty of loyalty relative to the selection of ETF

Approval of Investment Advisory Agreement (Unaudited) (continued)

providers and the conflicts that could develop relative to any relationship that Canterbury may form with a specific ETF provider. Based on the assurances and representations from Canterbury, the Trustees concluded that no conflict of interest exists that could adversely impact the Canterbury Fund.

FACTS	WHAT DOES Canterbury Portfolio Thermostat Fund (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (844) 838-2121

Who we are
Who is providing this notice?	Canterbury Portfolio Thermostat Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Canterbury Investment Management, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

This page is intentionally left blank.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available (1) without charge upon request by calling the Fund at (844) 838-2121 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Walter B. Grimm, Chairman

John C. Davis

Robert G. Dorsey

Lori Kaiser

Janet Smith Meeks

Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer and President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Martin R. Dean, Chief Compliance Officer

Matthew J. Beck, Secretary

INVESTMENT ADVISER

Canterbury Investment Management, LLC

23 East Cedar Street

Zionsville, IN 46077

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

221 East 4th Street, Suite 2900

Cincinnati, OH 45202

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Guardian Dividend Growth Fund

Class I – DIVGX

Annual Report
April 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (800) 968-2295 or, if you own any shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (800) 968-2295. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

Guardian Capital LP
Commerce Court West
199 Bay Street, Suite 3100
P.O. Box 201
Toronto, Ontario M5L 1E8

Telephone: (800) 968-2295

Portfolio Managers’ Letter to Shareholders (Unaudited)

April 30, 2020

We hope everyone is healthy and safe during this unprecedented health crisis and shock to not only financial markets but also our everyday life.

Though we hoped that it would never be needed, we at Guardian Capital LP have initiated a part of our Business Continuity Plan and adapted our practices to ensure we maintain our service capabilities without disruptions. Now working remotely and video conferencing have become the new routines within our homes. The transition has been seamless thanks to the hard work and preparedness of our operations team.

In the first three-quarters of this annual period, we have seen the global markets, especially the US market, climb steadily up even amid the concerns of a possible recession. The US and China signed the Phase One trade deal, and the UK finally reached a solution for Brexit; it seemed that the global economic outlook was improving, and geopolitical risk had declined. However, in the most recent quarter, shortly after the major US stock indices recorded all-time highs, the global markets were hard hit due to the fear surrounding the unexpected COVID-19 pandemic. In the first quarter of 2020, we have witnessed one of the most volatile periods in history, with the virus causing severe economic disruption globally. The second black swan event, the oil shock, only added to the turmoil in markets. The markets, however, still have the capacity to surprise us; by the end of the reporting period, the US markets have had a sharp bounce back, the strongest rally in several decades.

The Fund outperformed the index in the annual period ending April 30, 2020 (since Fund inception in May 2020); the MSCI World Index was down -3.2%, and the Fund returned 0.10%.

In the most recent quarter, our models have seen a significant increase in the probability of dividend cuts in many sectors. We have fully exited Energy sector as there was high uncertainty in the oil market, and turnover was higher for the last quarter of the period as further de-risking of the Fund continued. However, turnover was minimal for this Fund for the previous quarters. We added companies with strong dividend growth aspects and low probabilities of dividend cuts to our Fund, where cyclical names have been removed. From the proceeds of the sales, we also added to strong conviction names that we owned and were able to add at very reasonable valuations.

During the period, the Fund outperformed in 8 of 11 sectors. The top three contributing sectors were Financials, Industrials and Real Estate. Over the 12-months, stock selection was positive within Financials, Consumer Staples, Real Estate, Industrials, Utilities, Materials and Information Technology. In addition, an underweight in Financials, Energy and Materials and Industrials sectors, and overweight in Utilities led to positive allocation effects.

Given the backdrop of the COVID-19 crisis, our Fund has held up well during the recent high market volatility and outperformed its benchmark in the reporting period. We focus on high-quality companies with strong fundamentals, visible cash flows and sustainable

1

Portfolio Managers’ Letter to Shareholders (Unaudited) (continued)

growing dividends. We continue to stay disciplined and believe exposing our Fund to those holdings with greater earnings and cash flow visibility, plus a sustained growth in dividends, and with a low probability of dividend cut, is critical for income-oriented mandates. With the extreme volatility in the overall market due to COVID-19 and the oil shock, focusing on a secure stream of dividend payments instead of focusing on daily price movements provides a solid long-term investment approach.

We thank you for joining us in the inaugural year of the Fund. We look forward deepening our relationship with shareholders and are committed to managing the Fund following the systematic approach and consistently growing shareholder value.

Sincerely,

Guardian Capital LP

2

Investment Results (Unaudited)

Total Returns(a) as of April 30, 2020

Since Inception 05/01/2019
Guardian Dividend Growth Fund
Class I	0.10%
MSCI World Index(b)	-3.62%

Expense Ratios(c)
Class I
Gross	1.94%
With Applicable Waivers	0.95%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Guardian Dividend Growth Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 968-2295.

(a) Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for less than one year are not annualized.

(b) The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees and expenses, whereas the Fund’s returns are shown net of fees. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c) The expense ratio is from the Fund’s prospectus dated April 16, 2019. Guardian Capital LP, the Fund’s adviser (the “Adviser”), has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.95% of the Fund’s average daily net assets through August 31, 2020 (the “Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between the Adviser and the Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may be terminated by the Board of Trustees (the “Board”) at any time. The Class I Shares expense ratio does not correlate to the corresponding ratio of expenses to average net assets included in the financial highlights section of this report, which reflects the operating expenses of the Fund, but does not include acquired fund fees and expenses. Additional information pertaining to the Fund’s expense ratios as of April 30, 2020, can be found in the financial highlights.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (800) 968-2295. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

3

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the
Guardian Dividend Growth Fund – Class I and the MSCI World Index.

The chart above assumes an initial investment of $10,000 made on May 1, 2019 (commencement of operations) and held through April 30, 2020. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 968-2295. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

4

Portfolio Illustration (Unaudited)

April 30, 2020

The following chart gives a visual breakdown of the Fund’s holdings as a percentage of net assets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q, or as exhibit to its reports on Form N-Q’s successor form, Form N-PORT, within sixty days after the end of the period. The Fund’s portfolio holdings are available at the SEC’s website at www.sec.gov.

5

Guardian Dividend Growth Fund
Schedule of Investments

April 30, 2020

	Shares	Fair Value
COMMON STOCKS — 99.08%

Communication Services — 6.62%
AT&T, Inc.	5,213	$158,840
BCE, Inc.	6,603	266,973
Telus Corporation	15,794	258,089
Verizon Communications, Inc.	5,332	306,323
		990,225
Consumer Discretionary — 5.56%
Home Depot, Inc. (The)	1,502	330,185
McDonald’s Corporation	2,672	501,160
		831,345
Consumer Staples — 15.52%
Colgate-Palmolive Company	1,955	137,378
Costco Wholesale Corporation	1,675	507,525
Kimberly-Clark Corporation	2,319	321,135
Nestlé S.A. - ADR	5,939	624,189
Procter & Gamble Company (The)	2,584	304,576
Unilever N.V. - ADR	8,610	425,506
		2,320,309
Financials — 6.63%
Allianz SE - ADR	19,369	361,232
CME Group, Inc.	1,514	269,810
Royal Bank of Canada	5,861	360,490
		991,532
Health Care — 15.42%
AstraZeneca plc - ADR	8,878	464,141
Johnson & Johnson	2,505	375,850
Lonza Group AG - ADR	3,422	148,344
Medtronic plc	2,360	230,407
Novartis AG - ADR	3,387	286,981
Novo Nordisk A/S - ADR	2,486	157,438
Roche Holding AG - ADR	7,797	338,936
Sanofi - ADR	6,496	304,208
		2,306,305
Industrials — 9.74%
Lockheed Martin Corporation	1,284	499,553
Raytheon Technologies Corporation	4,828	312,903
Republic Services, Inc.	4,113	322,212
Waste Management, Inc.	3,224	322,465
		1,457,133

6	See accompanying notes which are an integral part of these financial statements.

Guardian Dividend Growth Fund
Schedule of Investments (continued)

April 30, 2020

	Shares	Fair Value
COMMON STOCKS — (continued)

Information Technology — 21.61%
Accenture plc, Class A	3,782	$700,389
Apple, Inc.	2,513	738,319
Broadcom, Inc.	1,126	305,844
Mastercard, Inc., Class A	2,749	755,892
Microsoft Corporation	4,074	730,102
		3,230,546
Materials — 2.77%
Air Products & Chemicals, Inc.	1,834	413,714

Real Estate — 8.03%
Crown Castle International Corporation	934	148,908
Digital Realty Trust, Inc.	3,454	516,338
Medical Properties Trust, Inc.	31,279	536,122
		1,201,368
Utilities — 7.18%
American Water Works Company, Inc.	2,451	298,262
Duke Energy Corporation	3,152	266,848
Exelon Corporation	3,937	145,984
WEC Energy Group, Inc.	3,998	362,019
		1,073,113

Total Common Stocks (Cost $14,243,582)		14,815,590

MONEY MARKET FUNDS — 3.03%
Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class, 0.21%(a)	453,437	453,437
Total Money Market Funds (Cost $453,437)		453,437

Total Investments — 102.11% (Cost $14,697,019)		15,269,027

Liabilities in Excess of Other Assets — (2.11)%		(316,048)

NET ASSETS — 100.00%		$14,952,979

(a)	Rate disclosed is the seven day effective yield as of April 30, 2020.

ADR - American Depositary Receipt.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.	7

Guardian Dividend Growth Fund
Statement of Assets and Liabilities

April 30, 2020

Assets
Investments in securities at fair value (cost $14,697,019)	$15,269,027
Receivable for investments sold	88,956
Dividends receivable	38,033
Receivable from Adviser	715
Prepaid expenses	1,996
Total Assets	15,398,727
Liabilities
Payable for investments purchased	410,401
Payable to Administrator	5,826
Payable to auditors	16,250
Other accrued expenses	13,271
Total Liabilities	445,748
Net Assets	$14,952,979
Net Assets consist of:
Paid-in capital	$15,186,805
Accumulated deficit	(233,826)
Net Assets	$14,952,979
Shares outstanding (unlimited number of shares authorized, no par value)	1,518,492
Net asset value, offering and redemption price per share	$9.85

8	See accompanying notes which are an integral part of these financial statements.

Guardian Dividend Growth Fund
Statement of Operations

For the period ended April 30, 2020(a)

Investment Income
Dividend income (net of foreign taxes withheld of $41,791)	$407,526
Total investment income	407,526
Expenses
Adviser	118,068
Administration	44,074
Offering	18,120
Audit and tax preparation	17,250
Report printing	15,802
Compliance services	14,000
Trustee	13,407
Legal	13,325
Transfer agent	12,000
Organizational	9,500
Custodian	5,861
Registration	4,842
Pricing	848
Miscellaneous	17,600
Total expenses	304,697
Fees contractually waived and expenses reimbursed by Adviser	(155,420)
Net operating expenses	149,277
Net investment income	258,249
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(814,262)
Net realized loss on foreign currency translations	(4,109)
Net change in unrealized appreciation of investment securities and foreign currency translations	572,079
Net realized and change in unrealized loss on investments	(246,292)
Net increase in net assets resulting from operations	$11,957

(a)	For the period May 1, 2019 (commencement of operations) to April 30, 2020.

See accompanying notes which are an integral part of these financial statements.	9

Guardian Dividend Growth Fund
Statement of Changes in Net Assets

For the Period Ended April 30, 2020(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$258,249
Net realized loss on investment securities transactions and foreign currency translations	(818,371)
Net change in unrealized appreciation of investment securities and foreign currency translations	572,079
Net increase in net assets resulting from operations	11,957
Distributions to Shareholders from Earnings:
Class I	(245,783)
Total distributions	(245,783)
Capital Transactions - Class I
Proceeds from shares sold	15,000,010
Reinvestment of distributions	186,795
Net increase in net assets resulting from capital transactions	15,186,805
Total Increase in Net Assets	14,952,979
Net Assets
Beginning of period	—
End of period	$14,952,979
Share Transactions - Class I
Shares sold	1,500,001
Shares issued in reinvestment of distributions	18,491
Net increase in shares	1,518,492

(a)	For the period May 1, 2019 (commencement of operations) to April 30, 2020.

10	See accompanying notes which are an integral part of these financial statements.

Guardian Dividend Growth Fund – Class I
Financial Highlights

(For a share outstanding during the period)

	For the Period Ended April 30, 2020(a)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income	0.17
Net realized and unrealized loss on investments	(0.16)
Total from investment operations	0.01
Distributions from:
Net investment income	(0.16)
Total from distributions	(0.16)
Net asset value, end of period	$9.85
Total Return(b)	0.10	%(c)

Ratios/Supplemental Data:
Net assets, end of period (000 omitted)	$14,953
Ratio of net expenses to average net assets	0.95	%(d)
Ratio of expenses to average net assets before waiver	1.94	%(d)
Ratio of net investment income to average net assets	1.64	%(d)
Portfolio turnover rate	29	%(c)

(a)	For the period May 1, 2019 (commencement of operations) to April 30, 2020.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.	11

Guardian Dividend Growth Fund
Notes to the Financial Statements

April 30, 2020

NOTE 1. ORGANIZATION

The Guardian Dividend Growth Fund (the “Fund”) was organized as a diversified series of Capitol Series Trust (the “Trust”) on April 15, 2019. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Guardian Capital LP (the “Adviser”). The investment objective of the Fund is to seek long-term capital appreciation and current income.

The Fund currently offers one class of shares, Class I. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

12

Guardian Dividend Growth Fund
Notes to the Financial Statements (continued)

April 30, 2020

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous tax year end and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs during the fiscal year, which may include return of capital, are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Discounts and premiums on fixed income securities are accreted or amortized over the life of the respective securities using the effective interest method.

13

Guardian Dividend Growth Fund
Notes to the Financial Statements (continued)

April 30, 2020

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, at least quarterly. The Fund intends to distribute its net realized long-term and short-term capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Organization and Offering Costs – The Adviser advanced some of the Fund’s organization and initial offering costs and was subsequently reimbursed by the Fund. Costs of $18,120 incurred in connection with the offering and initial registration of the Fund have been deferred and are being amortized on a straight-line basis over the first twelve months after commencement of operations. Costs of $9,500 incurred in connection with the organization of the Fund were expensed as incurred.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

14

Guardian Dividend Growth Fund
Notes to the Financial Statements (continued)

April 30, 2020

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities.

In the event that market quotations are not readily available, the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or certain restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Trust’s Valuation Committee, based on recommendations from a pricing committee comprised of certain officers of the Trust, certain employees of the Fund’s administrator, and representatives of the Adviser (together the “Pricing Review Committee”). These securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

15

Guardian Dividend Growth Fund
Notes to the Financial Statements (continued)

April 30, 2020

In accordance with the Trust’s Portfolio Valuation Procedures, the Pricing Review Committee, in making its recommendations, is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2020:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$14,815,590	$—	$—	$14,815,590
Money Market Funds	453,437	—	—	453,437
Total	$15,269,027	$—	$—	$15,269,027

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. ADVISER FEES AND OTHER TRANSACTIONS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal year ended April 30, 2020, the Adviser earned fees of $118,068 from the Fund. At April 30, 2020, the Adviser owed the Fund $715.

16

Guardian Dividend Growth Fund
Notes to the Financial Statements (continued)

April 30, 2020

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) and expenses) do not exceed 0.95% of the Fund’s average daily net assets through August 31, 2020 (“Expense Limitation”). During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/reimbursement occurred. This expense cap agreement may be terminated by the Board at any time. As of April 30, 2020, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount as follows:

Recoverable through
April 30, 2023	$155,420

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, compliance, fund accounting and transfer agent services, including all regulatory reporting. For the fiscal year ended April 30, 2020, the Administrator earned fees of $44,074 for fund accounting and administration services, $14,000 for compliance services and $12,000 for transfer agent services. At April 30, 2020, the Fund owed the Administrator $5,826 for such services.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (“1940 Act”), as amended, has received an annual retainer of $500 per Fund and $500 per Fund for each quarterly in-person Board meeting. Effective January 1, 2020, the annual retainer increased to $1,000 per Fund. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

17

Guardian Dividend Growth Fund
Notes to the Financial Statements (continued)

April 30, 2020

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor operates as wholly-owned subsidiaries of the Administrator.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended April 30, 2020, purchases and sales of investment securities, other than short-term investments, were $19,515,897 and $4,434,001, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended April 30, 2020.

NOTE 6. FEDERAL TAX INFORMATION

At April 30, 2020, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$1,141,650
Gross unrealized depreciation	(569,642)
Net unrealized appreciation/(depreciation) on investments	$572,008
Tax cost of investments	$14,697,019

The tax character of distributions paid for the period from May 1, 2019 (commencement of operations) through April 30, 2020 was as follows:

2020
Distributions paid from:
Ordinary income(a)	$245,783
Total distributions paid	$245,783

At April 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,357
Accumulated capital and other losses	(814,262)
Unrealized appreciation on investments	572,079
Total accumulated earnings (deficit)	$(233,826)

As of April 30, 2020, the Fund had available for tax purposes an unused capital loss carryforward of $814,262 of short-term capital losses with no expiration, which was available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

18

Guardian Dividend Growth Fund
Notes to the Financial Statements (continued)

April 30, 2020

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

19

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Guardian Dividend Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guardian Dividend Growth Fund (the “Fund”) (one of the funds constituting Capitol Series Trust (the “Trust”)), including the schedule of investments, as of April 30, 2020, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period May 1, 2019 (commencement of operations) through April 30, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Capitol Series Trust) at April 30, 2020, the results of its operations, the changes in its net assets, and its financial highlights for the period May 1, 2019 (commencement of operations) through April 30, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles

20

Report of Independent Registered Public Accounting Firm (continued)

used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

Cincinnati, Ohio
June 24, 2020

21

Summary of Fund Expenses — (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2019 through April 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period(a)	Annualized Expense Ratio
Guardian Dividend Growth Fund
Class I	Actual	$ 1,000.00	$ 934.80	$ 4.57	0.95%

	Hypothetical(b)	$ 1,000.00	$ 1,020.14	$ 4.77	0.95%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

22

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2020 ordinary income dividends, 92% qualifies for the corporate dividends received deduction.

23

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her retirement as a Trustee at age 78, death, resignation or removal. Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 15 series.

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Robert G. Dorsey* Age: 62 TRUSTEE Began Serving: March 2017

Principal Occupation(s): Vice Chairman of Ultimus Fund Solutions, LLC and its subsidiaries, except as otherwise noted for the FINRA-regulated broker-dealer entities (February 2019 to present); Interested Trustee of Ultimus Managers Trust (February 2012 to present).

Previous Position(s): Managing Director and Co-Chief Executive Officer of Ultimus Fund Solutions, LLC (1999 to February 2019); President of Ultimus Fund Distributors, LLC (1999 to 2018); President of Ultimus Managers Trust (February 2012 to October 2013).

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Davis Age: 67 TRUSTEE Began Serving: July 2018

Principal Occupations(s): Consultant (government services) since May 2011.

Previous Position(s): Retired Partner of PricewaterhouseCoopers LLP (1974-2010); Consultant, Board of Trustees of Ultimus Managers Trust (2016 to 2019) and Former Trustee of Ultimus Managers Trust (2012 to 2016).

24

Trustees and Officers (Unaudited) (continued)

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Age: 74 TRUSTEE AND CHAIR Began Serving: November 2013

Principal Occupations(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present).

Previous Position(s): Chief Financial Officer, East West Private, LLC (consulting firm) (2009 to 2013).

Lori Kaiser Age: 56 TRUSTEE Began Serving: July 2018	Principal Occupations(s): Founder and CEO, Kaiser Consulting since 1992.
Janet Smith Meeks Age: 64 TRUSTEE Began Serving: July 2018

Principal Occupations(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary M. Morrow Age: 61 TRUSTEE Began Serving: November 2013

Principal Occupations(s): Chief Operating Officer, Dignity Health Managed Services Organization (October 2018 to present).

Previous Position(s): Consultant (managed care services) (April 2018 to September 2018); Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (November 2016 to April 2018); Vice President, Strategic Initiatives, Gateway Heath (January 2015 to November 2016); Consulting Practice Manager, DST Health Solutions (August 2010 to January 2015).

25

Trustees and Officers (Unaudited) (continued)

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Age: 43 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015).

Zachary P. Richmond Age: 39 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015).

Martin R. Dean Age: 55 CHIEF COMPLIANCE OFFICER Began Serving: May 2019

Principal Occupation(s): Vice President, Director of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to present).

Previous Position(s): Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (July 2013 to December 2015).

Matthew J. Beck Age: 30 SECRETARY Began Serving: September 2018

Principal Occupation(s): Senior Attorney, Ultimus Fund Solutions, LLC (May 2018 to present).

Previous Position(s): Chief Compliance Officer, OBP Capital, LLC (May 2015 to May 2018); Vice President and General Counsel, The Nottingham Company (July 2014 to May 2018).

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 968-2295 to request a copy of the SAI or to make shareholder inquiries.

26

FACTS	WHAT DOES GUARDIAN DIVIDEND GROWTH FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 968-2295

27

Who we are
Who is providing this notice?	Guardian Dividend Growth Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Guardian Capital LP, the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

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Proxy Voting (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 968-2295 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Walter B. Grimm, Chairman

John C. Davis

Robert G. Dorsey

Lori Kaiser

Janet Smith Meeks

Mary M. Morrow

OFFICERS

Matthew J. Miller, Chief Executive Officer and President

Zachary P. Richmond, Chief Financial Officer and Treasurer

Martin R. Dean, Chief Compliance Officer

Matthew J. Beck, Secretary

INVESTMENT ADVISER

Guardian Capital LP

199 Bay Street, Suite 3100

P.O. Box 201

Toronto, Ontario M5L 1E8

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

221 East 4th Street, Suite 2900

Cincinnati, OH 45202

LEGAL COUNSEL

Bernstein Shur

100 Middle Street, 6th Floor

Portland, ME 04104

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least two audit committee financial experts serving on its audit committee.

(a)(2) The audit committee financial experts are Lori Kaiser and John C. Davis, who are both “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Canterbury Portfolio Thermostat Fund:	FY 2020	$12,550
	FY 2019	$17,000
Guardian Dividend Growth Fund:	FY 2020	$11,550

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Canterbury Portfolio Thermostat Fund:	FY 2020	$0
	FY 2019	$0
Guardian Dividend Growth Fund:	FY 2020	$0

c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Canterbury Portfolio Thermostat Fund:	FY 2020	$3,700
	FY 2019	$5,150
Guardian Dividend Growth Fund:	FY 2020	$3,700

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Canterbury Portfolio Thermostat Fund:	FY 2020	$0
	FY 2019	$0
Guardian Dividend Growth Fund:	FY 2020	$0

(e)(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2020	$7,400	$0
FY 2019	$5,150	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments.

Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code is filed herewith.

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date:	6/25/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date:	6/25/2020

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Chief Financial Officer

Date	6/25/2020